EXHIBIT 10.22

PROMISSORY NOTE

Amount $100,000                                                                                 February 12, 2007

                For value received, the undersigned, GeoPetro Resources Company (“Payor”), hereby promises to pay on demand to Stuart J. Doshi (“Holder”) the principal sum of One Hundred Thousand ($100,000) with interest from February 12, 2007 at a rate of eight percent (8%) per annum, payable upon repayment of the loan.

Signed by:
GeoPetro Resources Company

/s/ J. Chris Steinhauser
J. Chris Steinhauser
Chief Financial Officer